EXHIBIT 99.1
PRIDE INTERNATIONAL RIG STATUS
October 4, 2005
Offshore Fleet

Current Contract [1]
Rig Name	Design	Area	From	To	Dayrate [2]	Comments

OWNED UNITS
Drillships - 2
Pride Africa	10,000' WD, DP	W Africa	Dec-04	Jan-10	Low $160s

Pride Angola	10,000' WD, DP	W Africa	Jul-05	Jun-10	Low $160s

Semisubmersibles - 12
Pride Brazil	5,000' WD, DP	Brazil	Jul-01	Jul-06	Mid $130s	60 days SPS Q4 ’06

			Jul-06	Jul-08	High $150s	15% potential performance bonus

Pride Carlos Walter	5,000' WD, DP	Brazil	Jun-01	Jun-06	Mid $130s	45 days SPS Q2 ’06

			Jul-06	Jul-08	High $150s	15% potential performance bonus

Pride North America	7,500' WD, Conv	Egypt	Dec-05	Jan-08	Low $200s	In transit/shipyard 90 days from Sept 17 2005

Pride North Sea	1,000' WD, Conv	Libya	Oct-04	Dec-05	High $60s

		Libya	Dec-05	Mar-06	High $100s

		Tunisia	Jun-06	Mar-07	High $110s	60 days SPS Q2 ’06

Pride Portland	5,700' WD, DP	Brazil	Oct-05	Oct-10	Low $160s	15% potential performance bonus

Pride Rio de Janeiro	5,700' WD, DP	Brazil	Apr-05	Oct-05	Low $140s

		Brazil	Nov-05	Nov-10	Low $160s	15% potential performance bonus

Pride South America	4,000' WD, DP	Brazil	Jan-03	Feb-07	High $70s

Pride South Atlantic	1,500' WD, Conv	Brazil	Aug-05	Sep-05	Low $100s	60 days SPS Q1 ’06

			Oct-05	Jan-05	Low $70s

			Apr-06	May-06	Low $100’s

			May-06	Jun-06	Mid $140’s

Pride South Pacific	6,500' WD, Conv	W Africa	Sep-05	Jan-06	Mid $180s

			Feb-06	Jan-07	Mid $140s

Pride South Seas	1,000' WD, Conv	S Africa	Jul-05	Jun-06	Low $80s

Pride Venezuela	1,500' WD, Conv	Libya	Jan-05	Dec-05	Mid $70s

		Tunisia	Dec-05	Mar-06	Low $120s

Pride Mexico	2,650' WD , Conv	Mexico	Oct-03	Apr-07	High $40s

Jackups - 29
International (6)
Pride Cabinda	300' ILC	W Africa	Sep-05	Mar-07	High $50s

Pride Hawaii	300' ILC	SE Asia	Jun-05	Nov-06	High $50s

Pride Montana	270' ILC	Mid-East	Jun-04	Jun-07	Low $40s

Pride North Dakota	250' ILC	Mid-East	May-05	May-08	High $50s

Pride Pennsylvania	300' ILC	India	Jun-03	May-06	High $50s

Pride Rotterdam	205' Accom	N Sea	May-04	Mar-06	Low $40s

Gulf of Mexico — Mexico (12)
Pride Alabama	200' MC/TD	Mexico	Jul-03	Jul-07	Mid $30s

Pride Alaska	250' MC/TD	Mexico	Nov-02	Oct-05	Mid $30s

Pride Arkansas	200' MC/TD	Mexico	Nov-03	Oct-06	Mid $30s

Pride California	250' MS/TD	Mexico	Aug-05	Jun-06	Mid $50s

Pride Colorado	200' MC/TD	Mexico	Jul-03	Mar-07	Mid $30s

Pride Louisiana	250' MS/TD	Mexico	Apr-02	Jul-06	Low $30s

Pride Nebraska	200' MC/TD	Mexico	Nov-02	Jan-06	Mid $30s

Pride Nevada	200' MC/TD	Mexico	Apr-02	Jul-06	Low $30s

     1 Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects.
     2 Dayrates shown estimate average revenue per day in $000’s. They include deferred mobilization amortization and potential performance bonus, and exclude reimbursable items, demobilization fees, and other items that constitute revenues under generally accepted accounting principles, but are not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.
The information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning contract expiration dates and dayrates. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties and other factors described in Pride’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.prideinternational.com. Pride cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
Key:
DP-Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive.

Offshore Fleet (cont’d)
Current Contract 1

Rig Name	Design	Area	From	To	Dayrate [2]	Comments

Pride South Carolina	200' MC/TD	Mexico	Jul-02	Mar-06	Low $30s

Pride Tennessee	300' ILC/TD	Mexico	Jul-03	Jun-06	High $40s

Pride Texas	300' MC/TD	Mexico	Jul-05	Jul-07	Low $60s

Pride Wisconsin	300' ILS/TD	Mexico	Jan-04	Dec-06	Mid $30s

Gulf of Mexico — USA (11)

Pride Arizona	250' MS/TD	USA	Jun-05	Jun-06	Low $50s	Dayrate indexed quarterly to market

Pride Florida	200' MC/TD	USA	Aug-05	Nov-05	High $50s

Pride Georgia	250' MS/TD	USA	Jun-05	Oct-05	Mid $50s

Pride Kansas	250' MC/TD	USA	Nov-02	Dec-05	Mid $60s	Dayrate indexed monthly to market

Pride Michigan	250' MS	USA	Jul-05	Oct-05	Low $50s

			Nov-05	Dec-05	High $50s

Pride Mississippi	200' MC/TD	USA	Aug-05	Oct-05	Low $50s

			Nov-05	Dec-05	Low $60s

Pride Missouri	250' MC/TD	USA	Feb-05	Nov-05	Low $40s

			Nov-05	Dec-05	Low $60s

Pride New Mexico	200' MC	USA	Aug-05	Aug-06	High $50s	Dayrate indexed quarterly to market

Pride Oklahoma	250' MS/TD	USA	Nov-05			Demobilizing to U.S. GOM from Mexico

Pride Utah	80’ MC/TD	USA	Sep-05	Oct-05	Low $40s

Pride Wyoming	250' MS	USA	Aug-05	Dec-05	Low $50s

Platform Rigs - 12
Platform Rigs — Mexico	3 Units	Mexico	Various	Various	Mid $20s [3]	3 of 3 rigs contracted

Platform Rigs — USA	9 Units	USA	Various	Various	Mid $20s [3]	5 of 9 rigs contracted, 1 damaged in Hurricane Katrina

Tenders - 3
Al Baraka 1	650' WD	W Africa	Jan-05	Apr-07	Mid $40s

Alligator	330' WD	W Africa	Jul-04	Jun-06	Low $40s

Barracuda	330' WD	W Africa	Apr-05	May-06	Low $50s

Barges - 3
Bintang Kalimantan	21' WD	W Africa	Sep-01	Oct-05	Low $30s

Pride I	150' WD	Venezuela	Jan-05	Jan-06	Mid $20s	SPS 60 days Q1 ’06

Pride II	150' WD	Venezuela	Jan-05	Jan-06	Mid $20s	SPS 60 days Q2 ’06

MANAGED UNITS
Deepwater Drilling Management - 5
Kizomba A	TLP Drilling Rig	W Africa	Dec-03	Dec-08	* * [4]	Management fee

Kizomba B	TLP Drilling Rig	W Africa	Mar-05	Mar-10	* *	Management fee

Holstein	Spar Drilling Rig	USA	Aug-04	Apr-09	* *	Management fee

Mad Dog	Spar Drilling Rig	USA	Sep-04	Sep-09	* *	Management fee

Thunderhorse	Semisubmersible	USA	Apr-05	Apr-10	* *	Management fee

Jackups - 2
GP 19	150' ILC	Venezuela	Dec-00	Dec-05	* *	Management fee

GP 20	150' ILC	Venezuela	Dec-00	Dec-05	* *	Management fee

[1]	Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects.

[2]	Dayrates shown estimate average revenue per day in $000’s. They include deferred mobilization amortization and potential performance bonus, and exclude reimbursable items, demobilization fees, and other items that constitute revenues under generally accepted accounting principles, but are not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

[3]	Average contract dayrate for the rig class.

[4]	** Not applicable.
Key:
DP-Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive.

Land Fleet

	Rig Count		Contracted

Country	Total	Contracted	Utilization

Argentina Drilling	49	45	92%

Argentina Workover	101	97	96%

Bolivia Drilling	4	3	75%

Bolivia Workover	2	2	100%

Colombia Drilling	12	12	100%

Colombia Workover	7	7	100%

Brazil Workover	4	2	50%

Mexico Workover	1	1	100%

Venezuela Drilling	7	6	86%

Venezuela Workover	26	18	69%

Russia / Kazakhstan	3	1	33%

Chad	5	5	100%

Other Land	2	1	50%

Total Rigs	223	200	90%